Property, Plant, and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Note 12. Property, Plant and Equipment
Chemours’ property, plant and equipment consisted of:
	December 31, 2015	December 31, 2014
Equipment	$7,327	$7,500
Buildings	737	778
Construction in progress	804	852
Land	111	116
Mineral rights	36	36
Total	9,015	9,282
Accumulated depreciation	(5,838)	(5,974)
Net property, plant and equipment	$3,177	$3,308

Depreciation expense amounted to $264, $254 and $255 for the years ended December 31, 2015, 2014 and 2013, respectively. Property, plant and equipment includes gross assets under capital leases of  $7 and $6 at December 31, 2015 and 2014, respectively. Interest expense capitalized as part of property, plant and equipment was $21 for the year ended December 31, 2015. Chemours did not incur interest in the years ended December 31, 2014 or 2013.
During the third quarter of 2015, in connection with the strategic evaluation of the Chemical Solutions portfolio, excluding cyanides, the Company determined that the carrying value of the RMS manufacturing facility of the Chemical Solutions segment may not be recoverable given the strategic decision to discontinue investment in the business. An impairment evaluation was performed which indicated that the carrying amount of this asset group in the United States was not recoverable when compared to the expected undiscounted cash flows. Based on management’s assessment of the fair value of the asset group, the Company determined that the carrying value of that asset group exceeded the fair value and as a result, a $45 pre-tax impairment charge was recorded in the Chemical Solutions segment. The fair value of the asset group was determined using an income approach based on the present value of the estimated future cash flows. The key assumptions used included growth rates and cash flow projections, discount rate, tax rate and an estimated terminal value. The amount was recorded in employee separation and asset related charges, net in the Consolidated Statements of Operations. Refer to Note 6 for additional information.
Asset Held for Sale
In November 2015, the Company signed a definitive agreement to sell its aniline facility in Beaumont, Texas to The Dow Chemical Company (Dow) for approximately $140 in cash, subject to customary approvals and closing conditions. The transaction closed on March 1, 2016 and the Company expects to record a gain in the Chemical Solutions segment in the quarter ending March 31, 2016. As of December 31, 2015, the asset disposal group of approximately $46 was classified as held-for-sale within the caption prepaid expenses and other in the Consolidated Balance Sheets.